                                                                      EXHIBIT 23


                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-58212) pertaining to the OSCA, Inc. Savings Plan of our report dated June 25, 2001, with respect to the financial statements of the OSCA, Inc. Savings Plan included in this Annual Report (Form 11-K) for the period ended December 31, 2000.


                                                           /s/ Ernst & Young LLP


Indianapolis, Indiana
June 28, 2001